UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2004


                                ECI TELECOM LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                Israel                                  0-12672                                 None
    (State or other jurisdiction of            (Commission file number)         (I.R.S. employer identification no.)
    incorporation or organization)

           30 Hasivim Street                                                                    49133
          Petah Tikva, Isarel                                                                (Zip code)
    (Address of principal executive
               offices)


    Registrant's telephone number, including area code: 011 (972) 3 926-6555

                                ECI TELECOM LTD.


                                    FORM 8-K
                                 CURRENT REPORT


                                TABLE OF CONTENTS

                                                                          Page

         Item 5.      Other Events.......................................   3

         Item 7.      Exhibits...........................................   3

         Signature    ...................................................   4

Item 5.  Other Events.


         ECI Telecom Ltd. (the "Registrant") is filing this current report on Form 8-K in order to file certain consents of its independent accountants to the incorporation by reference of the reports of such accountants (the "Reports of Independent Auditors") with respect to the Registrant's audited consolidated financial statements as at December 31, 2003 (the "2003 Financial Statements") in certain registration statements on Form S-8 filed by the Registrant prior to the date hereof. The 2003 Financial Statements, including the Reports of Independent Auditors, were furnished by the Registrant on a Form 6-K on March 24, 2004 and are incorporated by reference herein.

Item 7.  Exhibits.


   Exhibit No.   Description
   -----------   -----------
      23.1       Consents of Mazars Paardekooper Hoffman, Independent Accountants.

      23.2       Consent of Blick Rothenberg, Independent Accountants.

      23.3       Consent of Leo Jegard et Associes, Independent Accountants.

      23.4       Consent of Mazars/Denge (Ankara), Independent Accountants.

      23.5       Consent of David A. Levine, Independent Accountants.

      23.6       Consent of Yoav Mark Lewis, Independent Accountants.

      23.7       Consent of PricewaterhouseCoopers (Philippines), Independent Accountants.

      23.8       Consent of PricewaterhouseCoopers (Hong Kong), Independent Accountants.

      23.9       Consent of PricewaterhouseCoopers (San Jose, CA) Independent Accountants.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ECI Telecom Ltd. has duly caused this report to be signed on its behalf by the undersigned.

Dated:  June 30, 2004

                                   ECI TELECOM LTD.



                                   By:     /s/ Doron Inbar
                                           ------------------------------
                                   Name:   Doron Inbar

                                   Title: President and Chief Executive Officer Pursuant to due authorization

                                  Exhibit Index

    Exhibit No.     Description
    -----------     -----------
       23.1         Consents of Mazars Paardekooper Hoffman, Independent Accountants.

       23.2         Consent of Blick Rothenberg, Independent Accountants.

       23.3         Consent of Leo Jegard et Associes, Independent Accountants.

       23.4         Consent of Mazars/Denge (Ankara), Independent Accountants.

       23.5         Consent of David A. Levine, Independent Accountants.

       23.6         Consent of Yoav Mark Lewis, Independent Accountants.

       23.7         Consent of PricewaterhouseCoopers (Philippines), Independent Accountants.

       23.8         Consent of PricewaterhouseCoopers (Hong Kong), Independent Accountants.

       23.9         Consent of PricewaterhouseCoopers (San Jose, CA) Independent Accountants.


                                  3